Exhibit 99.1

Excerpts from the supplement, dated March 27, 2017, to the offering circular and consent solicitation statement,

dated March 15, 2017, of iHeartCommunications, Inc., iHeartMedia, Inc. and CC Outdoor Holdings, Inc. and the

supplement, dated March 27, 2017, to the term loan confidential information memorandum, dated March 15, 2017,

of iHeartCommunications, Inc., iHeartMedia, Inc., CC Outdoor Holdings, Inc. and Broader Media, LLC.

Separation of iHeartMedia and CCOH Businesses—Tax Consequences

The Issuers hereby provide the following supplemental information with respect to the potential tax consequences of a taxable disposition of CCOH:

We expect that the debt restructuring of iHeartCommunications proposed by the Exchange Offers and the Term Loan Offers could generate significant cancellation of debt income (“CODI”), potentially significantly offsetting or fully exhausting the Company’s available net operating losses. iHeartCommunications’ available net operating losses are approximately $2.9 billion. By way of example and for illustrative purposes only, if the restructuring generated taxable CODI of $2 billion, the Company would have aggregate taxable income of $2 billion (ignoring the impact of other transactions or operations for the year), leaving only $900 million of net operating losses available to offset other income and gain for the year (including any gain generated by a taxable disposition of CCOH).

Based on recent trading prices of CCOH’s Class A common stock and subject to certain assumptions, the Issuers estimate that a taxable disposition of all of iHeartMedia’s interest in CCOH would give rise to taxable gain in excess of $4 billion. As a result, and given the potential for any restructuring to generate significant CODI relative to the Company’s net operating losses, such a disposition of CCOH would generate a substantial tax liability to the Company. All corporate members of the iHeartMedia U.S. consolidated group, including CCOH, would be jointly and severally liable for such tax liability pursuant to U.S. federal income tax laws.

Affiliate Holdings

As of the date hereof, Bain Capital, LP (“Bain Capital”) and Thomas H. Lee Partners, L.P. (“THL”) own in the aggregate approximately $1.2 billion of Existing Term Loans and other affiliates of iHeartCommunications own approximately $17.8 million of Existing Term Loans.

As of the date hereof, Bain Capital owns approximately $213.0 million of Existing Notes, other affiliates of iHeartCommunications own in the aggregate approximately $186.4 million of Existing Notes and THL does not own Existing Notes. As of the date hereof, subsidiaries of iHeartCommunications own in the aggregate approximately $686.4 million of Existing Notes.

Collateral Package

The Issuers hereby provide the following information with respect to the collateral package for the Existing Term Loans and Existing PGNs and the collateral package for the New Term Loans and New iHC Notes in the High Participation Scenario, Mid Participation Scenario and Low Participation Scenario.

The Existing Term Loans and Existing PGNs have a security interest in non-“principal property” collateral, which consists of (1) all assets of the entities set forth on Schedule 1 hereto and (2) all assets relating to certain specified radio stations set forth on Schedule 2 hereto. The Katz Media group, which is included in Schedule 1, is a leading media representation firm in the U.S. for radio and television stations and sells national spot advertising time for clients in the radio and television industries. Premiere Networks, which is also included in Schedule 1, is a national radio network that produces, distributes or represents more than 100 syndicated radio programs and serves more than 5,900 radio station affiliates. The radio stations listed in Schedule 2 are small-market stations.

For the year ended December 31, 2016, the entities and radio stations constituting the non-“principal property” collateral generated an aggregate of $310.8 million of OIBDAN. The OIBDAN generated by some of these assets in 2016 was impacted by a $33.8 million benefit resulting from contract renegotiations completed in the third quarter of 2016 and was higher in 2016 compared to other years due to revenues from political advertising as a result of the Presidential election year. For the year ended December 31, 2016, iHeartMedia together with its consolidated subsidiaries generated $1,807.4 million of OIBDAN, and CCOH together with its consolidated subsidiaries generated $644.5 million of OIBDAN. For a definition of OIBDAN and reconciliations of iHeartMedia’s and CCOH’s consolidated OIBDAN to the most directly comparable GAAP measures, see Exhibit 99.1 to iHeartMedia, Inc.’s Current Report on Form 8-K filed on February 23, 2017 and Clear Channel Outdoor Holdings, Inc.’s Current Report on Form 8-K filed on February 23, 2017. We are unable to provide a reconciliation of the OIBDAN generated by the non-“principal properties” to a GAAP measure because we do not record expenses (other than operating expenses, selling, general and administrative expenses and depreciation) with respect to these assets or allocate corporate expense, interest expense, stock compensation, gains or losses on sales of assets or income taxes to these assets. As a result, we cannot calculate net income or a comparable GAAP measure with respect to these assets in order to provide a reconciliation.

In addition, the Existing Term Loans and, by virtue of a collateral sharing arrangement entered into with the holders of Existing Term Loans, the Existing 9.0% PGNs due 2019, have a security interest in certain “principal properties” in an amount of up to 15% of the total consolidated stockholders’ equity of iHeartCommunications.

As part of the Exchange Offers and Term Loan Offers, consenting holders of Existing Term Loans and holders of Existing PGNs will maintain a pari passu security interest in the non-“principal property” collateral and, subject to customary exceptions, receive a first priority security interest in substantially all other assets of iHeartCommunications and its domestic subsidiaries, including the “principal property” collateral.

Schedule 1

Christal Radio Sales, Inc.

Katz Communications, Inc.

Katz Media Group, Inc.

Katz Millennium Sales & Marketing Inc.

Katz Net Radio Sales, Inc.

Premiere Networks, Inc.

Schedule 2

Stations

Anchorage, AK

Station	Station Owner	Studio Address
KASH-FM, Anchorage, AK	Capstar Radio Operating	800 E. Dimond Blvd Ste 3-370
KBFX(FM), Anchorage, AK	Company	Anchorage, AK 99515
KENI(AM), Anchorage, AK
KGOT(FM), Anchorage, AK
KTZN(AM), Anchorage, AK
KYMG(FM), Anchorage, AK
Ashland-Mansfield, OH
Station	Station Owner	Studio Address
WFXN-FM, Galion, OH	Capstar Radio Operating	1197 US Highway 42
WMAN(AM), Mansfield, OH	Company	Ashland, Ohio 44806
WNCO(AM), Ashland, OH
WNCO-FM, Ashland, OH
WSWR(FM), Shelby, OH
WXXF(FM), Loudonville, OH
WMAN-FM, Fredericktown, OH
WYHT(FM), Mansfield, OH
Binghamton, NY
Station	Station Owner	Studio Address
WBBI(FM), En dwell, NY	iHeartMedia +	329 N. Jensen Road
WENE(AM), Endicott, NY	Entertainment, Inc.	Vestal, NY 13850
WKGB-FM, Conklin, NY
WBNW-FM, Endicott, NY
WMXW(FM), Vestal, NY
WINR(AM), Binghamton, NY	Capstar Radio Operating Company	329 N. Jensen Road Vestal, NY 13850

Bismarck, ND
Station	Station Owner	Studio Address
KFYR(AM), Bismarck, ND	Citicasters Co.	3500 E. Rosser Ave
KYYY(FM), Bismarck, ND		Bismarck, ND 58501
KQDY(FM), Bismarck, ND	iHeartMedia +	3500 E. Rosser Ave
KSSS(FM), Bismarck, ND	Entertainment, Inc.	Bismarck, ND 58501
KXMR(AM), Bismarck, ND
KBMR(AM), Bismarck, ND
Chilicothe, OH 45601
Station	Station Owner	Studio Address
WBEX(AM), Chillicothe, OH	Citicasters Co.	45 W. Main Street
WCHO(AM), Washington Court House, OH		Chilicothe, OH 45601
WCHO-FM, Washington Court House, OH
WCHI(AM), Chillicothe, OH	iHeartMedia +	45 W. Main Street
WKKJ(FM), Chillicothe, OH	Entertainment, Inc.	Chilicothe, OH 45601
WSRW(AM), Hillsboro, OH
Defiance, OH
Station	Station Owner	Studio Address
WDFM(FM), Defiance, OH	Citicasters Co.	709 N Perry St
WDFM-LP, Defiance, OH		Napoleon, OH 43545
WNDH(FM), Napoleon, OH	iHeartMedia +	709 N Perry St
WONW(AM), Defiance, OH	Entertainment, Inc.	Napoleon, OH 43545
WZOM(FM), Defiance, OH
Dickinson, ND
Station	Station Owner	Studio Address
KCAD(FM), Dickinson, ND	iHeartMedia +	11291 39th St SW
KLTC(AM), Dickinson, ND	Entertainment, Inc.	Dickinson, ND 58601
KZRX(FM), Dickinson, ND

Eau Claire, WI

Station	Station Owner	Studio Address
WATQ(FM), Chetek, WI	Capstar Radio Operating	619 Cameron St
WBIZ(AM), Eau Claire, WI	Company	Eau Claire, WI 54703
WBIZ-FM, Eau Claire, WI
WMEQ(AM), Menomonie, WI
WMEQ-FM, Menomonie, WI
WQRB(FM), Bloomer, WI

Fairbanks, AK

Station	Station Owner	Studio Address
KAKQ-FM, Fairbanks, AK	Capstar Radio Operating	546 9th Ave
KFBX(AM), Fairbanks, AK	Company	Fairbanks, AK 99701
KIAK-FM, Fairbanks, AK
KKED(FM), Fairbanks, AK

Farmington, NM

Station	Station Owner	Studio Address
KAZX(FM), Kirtland, NM	Capstar Radio Operating	200 E. Broadway
KCQL(AM), Aztec, NM	Company	Farmington, NM 87401
KDAG(FM), Farmington, NM
KKFG(FM), Bloomfield, NM
KTRA-FM, Farmington, NM

Fayetteville, AR

Station	Station Owner	Studio Address
KEZA(FM), Fayetteville, AR	Capstar Radio Operating	2049 East Joyce Blvd. Ste 101
KIGL(FM), Seligman, MO	Company	Fayetteville, AR 72703
KKIX(FM), Fayetteville, AR
KMXF(FM), Lowell, AR

Fort Smith, AR

Station	Station Owner	Studio Address
KWHN(AM), Fort Smith, AR	Capstar Radio Operating	311 Lexington Avenue
KMAG(FM), Fort Smith, AR	Company	Fort Smith, AR 72901
KZBB(FM), Poteau, OK
KKBD(FM), Sallisaw, OK

Gadsden, AL

Station	Station Owner	Studio Address
WAAX(AM), Gadsden, AL	Capstar Radio Operating	6510 Whorton Bend Road
WGMZ(FM), Glencoe, AL	Company	Gadsden, AL 35901

Gallup, NM

Station	Station Owner	Studio Address
KFMQ(FM), Gallup, NM	iHeartMedia +	Cedar Hills Plaza, 1632 S 2nd St
KGLX(FM), Gallup, NM	Entertainment, Inc.	Gallup, NM 87301
KXTC(FM), Thoreau, NM
KFXR-FM, Chinle, AZ

Grand Forks, ND

Station	Station Owner	Studio Address
KJKJ(FM), Grand Forks, ND	Citicasters Co.	505 University Ave
KKXL(AM), Grand Forks, ND		Grand Forks, ND 58203
KKXL-FM, Grand Forks, ND
KQHT(FM), Crookston, MN
KSNR(FM), Thief River Falls, MN

Huntington, WV

Station	Station Owner	Studio Address
WAMX(FM), Milton, WV	Capstar Radio Operating	134 Fourth Ave
WBVB(FM), Coal Grove, OH	Company	Huntington, WV 25701
WKEE-FM, Huntington, WV
WTCR(AM), Kenova, WV
WTCR-FM, Huntington, WV
WVHU(AM), Huntington, WV

Lancaster, PA

Station	Station Owner	Studio Address
WLAN(AM), Lancaster, PA	iHeartMedia +	1685 Crown Avenue
WLAN-FM, MHz, Lancaster, PA	Entertainment, Inc.	Lancaster, PA 17601

Hattiesburg, MS

Station	Station Owner	Studio Address
WFOR(AM), Hattiesburg, MS	iHeartMedia +	6555 US Highway 98
WJKX(FM), Ellisville, MS	Entertainment, Inc.	Hattiesburg, MS 39402
WNSL(FM), Laurel, MS
WFFX(FM), Hattiesburg, MS
WZLD(FM), Petal, MS

Lima, OH

Station	Station Owner	Studio Address
WBKS(FM), Columbus Grove, OH	iHeartMedia + Entertainment, Inc.	667 W. Market Street Lima OH 45801
WIMA(AM), Lima, OH	Citicasters Co.	667 W. Market Street
WIMT(FM), Lima, OH		Lima OH 45801
WMLX(FM), St. Marys, OH
WZRX-FM, Fort Shawnee, OH

Marion, OH

Station	Station Owner	Studio Address
WMRN(FM), Marion, OH	Citicasters Co.	1330 North Main Street
WMRN(AM), Marion, OH		Marion, OH 44302
WYNT(FM), Caledonia, OH	iHeartMedia +	1330 North Main Street
	Entertainment, Inc.	Marion, OH 44302

Minot, ND

Station	Station Owner	Studio Address
KCJB(AM), Minot, ND	iHeartMedia +	1000 20th Avenue SW
KIZZ(FM), Minot, ND	Entertainment, Inc.	Minot, ND 58701
KMXA-FM, Minot ND
KYYX(FM), Minot, ND
KZPR(FM), Minot, ND

Montgomery, AL

Station	Station Owner	Studio Address
WHLW(FM), Luverne, AL	Capstar Radio Operating	203 Gunn Road
WWMG(FM), Millbrook, AL	Company	Montgomery, AL 36117
WZHT(FM), Troy, AL

Ogallala, NE
Station	Station Owner	Studio Address
KOGA(AM), Ogallala, NE	Capstar Radio Operating	113 W. 4th Street Ogallala, NE 69153
KOGA-FM, Ogallala, NE	Company
KMCX-FM, Ogallala, NE

Parkersburg, WV
Station	Station Owner	Studio Address
WDMX(FM), Vienna, WV	iHeartMedia +	6006 Grand Central Ave
WHNK(AM), Parkersburg, WV	Entertainment, Inc.	Vienna, WV 26105
WLTP(AM), Marietta, OH
WNUS(FM), Belpre, OH
WRVB(FM), Marietta, OH

Poughkeepsie, NY
Station	Station Owner	Studio Address
WBWZ (FM), New Paltz, NY	Capstar Radio Operating	20 Tucker Rd
WRWD-FM, Highland, NY	Company	Poughkeepsie, NY 12603
WCTW (FM), Catskill, NY	iHeartMedia +	20 Tucker Rd
WRWB (FM), Ellenville, NY	Entertainment, Inc.	Poughkeepsie, NY 12603
WHUC(AM), Hudson, NY
WKIP(AM), Poughkeepsie, NY
WPKF(FM), Poughkeepsie, NY
WRNQ(FM), Poughkeepsie, NY
WJIP(AM), Ellenville, NY
WZCR(FM), Hudson, NY

Reading, PA
Station	Station Owner	Studio Address
WRAW(AM), Reading, PA	iHeartMedia +	1265 Perkiomen Ave
WRFY-FM, Reading, PA	Entertainment, Inc.	Reading, PA 19602

Rochester, MN
Station	Station Owner	Studio Address
KMFX-FM, Lake City, MN	iHeartMedia +	1530 Greenview Dr SW, Ste 200
KRCH(FM), Rochester, MN	Entertainment, Inc.	Rochester, MN 55902
KFAN(AM), Rochester, MN

Salisbury, MD

Station	Station Owner	Studio Address
WJDY(AM), Salisbury, MD	Capstar Radio Operating	351 Tilghman Rd
WKZP(FM), Bethany Beach, DE	Company	Salisbury, MD 21804
WQHQ(FM), Ocean City-Salisbury, MD
WSBY-FM, Salisbury, MD
WTGM(AM), Salisbury, MD
WWFG(FM), Ocean City, MD
Sioux City, IA
Station	Station Owner	Studio Address
KGLI(FM), Sioux City, IA	Capstar Radio Operating	1113 Nebraska St
KMNS(AM), Sioux City, IA	Company	Sioux City, IA 51105
KSEZ(FM), Sioux, City, IA
KSFT-FM, South Sioux City, NE
KWSL(AM), Sioux City, IA
Somerset, KY
Station	Station Owner	Studio Address
WKEQ(FM), Somerset, KY	Capstar Radio Operating	101 First Radio Ln
WLLK-FM, Somerset, KY	Company	Somerset, KY 42503
WSEK(FM), Burnside, KY
WSFC(AM), Somerset, KY
WSFE(AM), Burnside, KY
Tupelo, MS
Station	Asset Entity	Studio Address
WESE(FM), Baldwyn, MS	Capstar Radio Operating	5026 Cliff Gookin Boulevard
WKMQ(AM), Tupelo, MS	Company	Tupelo, MS
WTUP(AM), Tupelo, MS
WWZD-FM, New Albany, MS
WWKZ(FM), Okolona, MS	Citicasters Co.
WBVV(FM), Guntown, MS	iHeartMedia +
Entertainment, Inc.

Wheeling, WV
Station	Station Owner	Studio Address
WBBD(AM), Wheeling, WV	Capstar Radio Operating	1015 Main St
WEGW(FM), Wheeling, WV	Company	Wheeling, WV 26003
WKWK-FM, Wheeling, WV
WOVK(FM), Wheeling, WV
WVKF(FM), Shadyside, OH
WWVA(AM), Wheeling, WV
Williamsport, PA
Station	Station Owner	Studio Address
WBYL(FM), Salladasburg, PA	iHeartMedia +	1559 W Ave 4th St
WBLJ-FM, Shamokin, PA	Entertainment, Inc.	Williamsport, PA 17701
WRAK(AM), Williamsport, PA
WRKK(AM), Hughesville, PA
WVRZ(FM), Mount Carmel, PA
WKSB(FM), Williamsport, PA
WVRT(FM), Mill Hall, PA	Capstar Radio Operating Company	1559 W Ave 4th St Williamsport, PA 17701